UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015 (December 14, 2015)

SYSOREX GLOBAL HOLDINGS CORP.

 (Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2015, the board of directors of Sysorex Global Holdings Corp. (“we” or the “Company”) resolved by unanimous written consent to carry out a series of reorganization transactions (the “Reorganization Transactions”), as more fully described below, to streamline the organizational structure of the Company and its direct and indirect subsidiaries. The following material definitive agreements were entered into as part of the Reorganization Transactions.

Sysorex Government Stock Assignment Agreement

On December 14, 2015, in connection with the Reorganization Transactions, we entered into a Stock Assignment Agreement with our wholly owned subsidiaries Sysorex Federal, Inc. (“Sysorex Federal”) and Lilien Systems (“Lilien”), pursuant to which Sysorex Federal assigned to the Company all of the issued and outstanding shares of capital stock of Sysorex Government Services, Inc. (“Sysorex Government”) and immediately thereafter, the Company assigned all of those shares to Lilien. As a result of the consecutive assignments, effective as of December 16, 2015, Sysorex Government became a wholly owned subsidiary of Lilien.

The preceding description of the Stock Assignment Agreement is a summary and is qualified in its entirety by the full text of the agreement, which is attached to this Current Report as Exhibit 10.1 and incorporated by reference herein.

AirPatrol Research Stock Assignment Agreement

On December 14, 2015, in connection with the Reorganization Transactions, we entered into a Stock Assignment Agreement with AirPatrol Corp., our wholly owned subsidiary (“AirPatrol”), pursuant to which AirPatrol assigned to the Company all of the issued and outstanding shares of capital stock of AirPatrol Research Corp., a wholly owned subsidiary of AirPatrol (“AirPatrol Research”), effective as of December 16, 2015. As a result of the assignment, AirPatrol Research became a direct wholly-owned subsidiary of the Company.

The preceding description of the Stock Assignment Agreement is a summary and is qualified in its entirety by the full text of the agreement, which is attached to this Current Report as Exhibit 10.2 and incorporated by reference herein.

Sysorex Global Merger Agreement

On December 14, 2015, in connection with the Reorganization Transactions, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sysorex Global, our wholly-owned Nevada subsidiary formed solely for the purpose of changing our corporate name from Sysorex Global Holdings Corp. to Sysorex Global. The subsidiary will be merged with and into us and we will be the surviving company, effective as of January 1, 2016. In accordance with Section 92A.180 of the Nevada Revised Statutes, stockholder approval of the short-form merger was not required.

The merger and resulting name change do not affect the rights of our security holders. Our securities will continue to trade on The NASDAQ Capital Market under the trading symbol “SYRX.” Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

The description of the Merger Agreement is a summary and is qualified in its entirety by the full text of the agreement, which is attached to this Current Report as Exhibit 10.3 and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To effectuate the short-form merger, we filed Articles of Merger with the Secretary of State of the State of Nevada which provide that our Articles of Incorporation will be amended to change the Company’s name to “Sysorex Global”, effective as of January 1, 2016. A copy of the Articles of Merger is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On December 4, 2015, the Company’s board of directors resolved by unanimous written consent to carry out the Reorganization Transactions, which include: (1) statutory mergers (the “Mergers”) of AirPatrol, and Shoom Inc., our wholly owned subsidiary (“Shoom”), with and into Lilien, pursuant to which Lilien will be the surviving corporation and will change its name to “Sysorex USA”; (2) immediately prior to the consummation of the Mergers, an assignment from AirPatrol to the Company of all shares of capital stock of AirPatrol Research, pursuant to which AirPatrol Research will become a direct subsidiary of the Company; (3) the amendment of AirPatrol Research’s Notice of Articles to change its name to “Sysorex Canada Corp.” (“AirPatrol Research Name Change”); (4) the dissolution and winding up of Sysorex Federal, in which Sysorex Federal will assign and transfer all of its assets, including all outstanding shares of capital stock of Sysorex Government, to the Company, and the Company will assume Sysorex Federal’s debts and liabilities; (5) an assignment from the Company to Lilien of all outstanding shares of capital stock of Sysorex Government, pursuant to which Sysorex Government will become a direct subsidiary of Lilien; and (6) a short-form statutory merger of the Company with a newly-formed wholly-owned Nevada corporation, pursuant to which the Company will change its name to “Sysorex Global” (collectively, the “Reorganization Transactions”). Below are two charts showing the organizational structure of the Company and its subsidiaries before and after the Reorganization Transactions.

Pre-Reorganization Chart

Post-Reorganization Chart

In furtherance of the Reorganization Transactions, Sysorex Federal filed a Certificate of Dissolution with the Secretary of State of the State of Delaware on December 8, 2015. Lilien, AirPatrol and Shoom entered into an Agreement of Merger and filed the Agreement of Merger with the Secretary of State of the State of California and the Articles of Merger with the Secretary of State of the State of Nevada on December 14, 2015. The Mergers and Lilien’s name change to “Sysorex USA” will take effect on January 1, 2016. The AirPatrol Research Name Change will take effect on January 1, 2016.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Articles of Merger

10.1	Sysorex Government Stock Assignment Agreement

10.2	AirPatrol Research Stock Assignment Agreement

10.3	Sysorex Global Merger Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX GLOBAL HOLDINGS CORP.

Date: December 18, 2015	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Articles of Merger

10.1	Sysorex Government Stock Assignment Agreement

10.2	AirPatrol Research Stock Assignment Agreement

10.3	Sysorex Global Merger Agreement